EXHIBIT 10.5

SECOND AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING

CREDIT AND SECURITY AGREEMENT

Second Amendment to First Amended and Restated Revolving Credit and Security Agreement, dated the 9th day of February, 2005, by and among Aleris International, Inc., a Delaware corporation (formerly known as IMCO Recycling Inc.) (“Aleris”), IMCO Investment Company, a Delaware corporation (“IMCO Investment”), IMCO Management Partnership L.P., a Texas limited partnership (“IMCO Management”), IMCO Energy Corp., a Delaware corporation (“IMCO Energy”), IMCO Recycling of Indiana Inc., a Delaware corporation (“IMCO Recycling of Indiana”), IMCO Recycling of Illinois Inc., an Illinois corporation (“IMCO Recycling of Illinois”), Alchem Aluminum, Inc., a Delaware corporation (“Alchem”), IMCO Recycling of Michigan L.L.C., a Delaware limited liability company (“IMCO Recycling of Michigan”), IMSAMET, Inc., a Delaware corporation (“IMSAMET”), IMCO Recycling of Idaho Inc., a Delaware corporation (“IMCO Recycling of Idaho”), Rock Creek Aluminum, Inc., an Ohio corporation (“Rock Creek”), IMCO Recycling of Utah Inc., a Delaware corporation (“IMCO Recycling of Utah”), Alchem Aluminum Shelbyville Inc., a Delaware corporation (“Alchem Shelbyville”), Interamerican Zinc, Inc., a Delaware corporation (“Interamerican”), U.S. Zinc Corporation, a Delaware corporation (“U.S. Zinc”), Gulf Reduction Corporation, a Delaware corporation (“Gulf Reduction”), Midwest Zinc Corporation, a Delaware corporation (“Midwest Zinc”), MetalChem, Inc., a Pennsylvania corporation (“MetalChem”), Western Zinc Corporation, a California corporation (“Western Zinc”), U.S. Zinc Export Corporation, a Texas corporation (“U.S. Zinc Export”), IMCO Recycling of California, Inc., a Delaware corporation (“IMCO Recycling of California”), Indiana Aluminum Inc., an Indiana corporation (“Indiana Aluminum”), IMCO Recycling of Ohio Inc., a Delaware corporation (“IMCO Recycling of Ohio”), IMCO Recycling Services Company, a Delaware corporation (“IMCO Recycling Services”), IMCO International, Inc., a Delaware corporation (“IMCO International”), IMCO Indiana Partnership L.P., an Indiana limited partnership (“IMCO Indiana Partnership”), Commonwealth Industries, Inc., a Delaware corporation (“Commonwealth”), CI Holdings, LLC, a Delaware limited liability company (“CI Holdings”), CA Lewisport, LLC, a Delaware limited liability company (“CA Lewisport”), Commonwealth Aluminum Concast, Inc., an Ohio corporation (“Commonwealth Concast”), Commonwealth Aluminum Sales Corporation, a Delaware corporation (“Commonwealth Sales”), Commonwealth Aluminum Lewisport, LLC, a Delaware limited liability company (“Commonwealth Lewisport”), Commonwealth Aluminum, LLC, a Delaware limited liability company (“Commonwealth LLC”), Commonwealth Aluminum Metals, LLC, a Delaware limited liability company (“Commonwealth Metals”), Silver Fox Holding Company, a Delaware corporation (“Silver Fox Holding”) and Commonwealth Aluminum Tube Enterprises, LLC, a Delaware limited liability company (“Commonwealth Tube”) (Aleris, IMCO Investment, IMCO Management, IMCO Energy, IMCO Recycling of Indiana, IMCO Recycling of Illinois, Alchem, IMCO Recycling of Michigan, IMSAMET, IMCO Recycling of Idaho, Rock Creek, IMCO Recycling of Utah, Alchem Shelbyville, Interamerican, U.S. Zinc, Gulf Reduction, Midwest Zinc, MetalChem, Western Zinc, U.S. Zinc Export, IMCO Recycling of California, Indiana Aluminum, IMCO Recycling of Ohio, IMCO Recycling Services, IMCO International, IMCO Indiana Partnership, Commonwealth, CI Holdings, CA Lewisport, Commonwealth Concast, Commonwealth Sales, Commonwealth Lewisport, Commonwealth LLC, Commonwealth Metals, Silver Fox Holding and Commonwealth Tube are each a “Borrower”, and collectively the “Borrowers”), each of the

Guarantors (as listed on the signature pages hereto), PNC Bank, National Association (“PNC”), Citicorp USA, Inc. (“CUSA”), Deutsche Bank Trust Company Americas (“DB”) (PNC, CUSA, DB and each other lender listed on the signature pages hereto are each a “Lender” and collectively, the “Lenders”), PNC, as administrative agent and syndication agent for the Lenders (in such capacity, the “Administrative Agent”), CUSA, as collateral agent and co-documentation agent for the Lenders (the “Collateral Agent”), DB, as co-documentation agent for the Lenders (a “Co-Documentation Agent”), National City Business Credit, Inc. (“NCBC”), as co-documentation agent for the Lenders (a “Co-Documentation Agent”) and Key Bank National Association (“Key”), as co-documentation agent for the Lenders (a “Co-Documentation Agent” and together with CUSA, DB and NCBC, the “Co-Documentation Agents”) (the “Second Amendment”).

W I T N E S S E T H:

WHEREAS, the Borrowers (excluding IMCO Indiana Partnership and Commonwealth Tube), the Guarantors, the Lenders, the Administrative Agent, the Collateral Agent and the Co-Documentation Agents entered into that certain First Amended and Restated Revolving Credit and Security Agreement, dated December 9, 2004, as amended by that certain First Amendment to First Amended and Restated Revolving Credit and Security Agreement, dated as of December 9, 2004, pursuant to which, among other things, the Lenders agreed to extend credit to the Borrowers (excluding IMCO Indiana Partnership and Commonwealth Tube) in an aggregate principal amount not to exceed Three Hundred Twenty Five Million and 00/100 Dollars ($325,000,000.00) (as further amended from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers and the Guarantors desire to amend certain provisions of the Credit Agreement and the Lenders and the Administrative Agent desire to permit such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. All capitalized terms used herein which are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement unless the context clearly indicates otherwise.

2. Section 1.2 of the Credit Agreement is hereby amended by inserting the following definitions:

“Commonwealth Tube” shall mean Commonwealth Aluminum Tube Enterprises, LLC, a Delaware limited liability company and its successors and assigns.

“IMCO Indiana Partnership” shall mean IMCO Indiana Partnership L.P., an Indiana limited partnership and its successors and assigns.

3. Section 1.2 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and in their stead inserting the following:

“Borrower” shall mean IMCO, Alchem, Alchem Shelbyville, Gulf Reduction, IMCO Energy, IMCO International, IMCO Investment, IMCO Management, IMCO Recycling of California, IMCO Recycling of Idaho, IMCO Recycling of Illinois, IMCO Recycling of Indiana, IMCO Recycling of Michigan, IMCO Recycling of Ohio, IMCO Recycling of Utah, IMCO Recycling Services, IMSAMET, Indiana Aluminum, Interamerican, MetalChem, Midwest Zinc, Rock Creek, U.S. Zinc, U.S. Zinc Export, Western Zinc, IMCO Indiana Partnership, Commonwealth, CI Holdings, CA Lewisport, Commonwealth Concast, Commonwealth Sales, Commonwealth Lewisport, Commonwealth LLC, Commonwealth Metals, Commonwealth Tube, Silver Fox Holding and any other person who may hereafter become a party hereto and “Borrowers” shall collectively mean all such Persons.

“Pledge Agreement” shall mean (i) the Pledge Agreement executed and delivered by IMCO to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of IMCO Investment, IMCO Energy, IMCO Recycling of Indiana, IMCO Recycling of Illinois, Alchem, IMSAMET, Rock Creek, Alchem Shelbyville, Interamerican, U.S. Zinc, IMCO Recycling of California, IMCO Recycling of Ohio, IMCO Recycling Services and IMCO International; (ii) the Pledge Agreement executed and delivered by IMCO and IMCO Investment to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding partnership interests of IMCO Management; (iii) the Pledge Agreement executed and delivered by IMCO and Alchem to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of IMCO Recycling of Michigan; (iv) the Pledge Agreement executed and delivered by IMSAMET to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of IMCO Recycling of Idaho and IMCO Recycling of Utah; (v) the Pledge Agreement executed and delivered by U.S. Zinc to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Gulf Reduction, Midwest Zinc, MetalChem, Western Zinc and U.S. Zinc Export; (vi) the Pledge Agreement executed and delivered by IMCO Recycling of California to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Indiana Aluminum; (vii) the Pledge Agreement executed and delivered by IMCO to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Silver Fox Holding, (viii) the Pledge Agreement executed and delivered by Silver Fox Holding to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Commonwealth; (ix) the Pledge Agreement executed and delivered by Commonwealth to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of CI Holdings and CA Lewisport; (x) the Pledge Agreement executed and delivered by CI Holdings to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Commonwealth Concast; (xi) the Pledge Agreement executed and delivered by CA Lewisport to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Commonwealth Sales; (xii) the Pledge Agreement executed and delivered by CA Lewisport to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth Lewisport; (xiii) the Pledge Agreement executed and delivered by Commonwealth Concast to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth LLC; (xiv) the Pledge Agreement executed and delivered by Commonwealth Lewisport to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth Metals; (xv) the Pledge Agreement executed and delivered by Commonwealth LLC to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth Lewisport; (xvi) the Pledge Agreement executed and delivered by IMCO International to the Administrative Agent for the benefit of the Lenders with respect to sixty-five percent (65%) of the issued and outstanding partnership interests of Dutch Aluminum C.V., a Netherlands partnership; (xvii) the Pledge Agreement executed and delivered by IMCO Recycling of Indiana and IMCO Energy to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding partnership interests of IMCO Indiana Partnership; (xviii) the Pledge Agreement executed and delivered by Commonwealth Concast to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth Tube; (xix) any other Pledge Agreement executed and delivered by any Loan Party to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock, partnership interests, or membership interests, as the case may be, of any other Domestic Subsidiary of such Loan Party; and (xx) any other Pledge Agreement executed and delivered by any Loan Party to the Administrative Agent for the benefit of the Lenders with respect to sixty-five percent (65%) of the issued and outstanding Capital Stock, partnership interests, or membership interests, as the case may be, of any other Foreign Subsidiary of such Loan Party, together with all amendments, supplements, modifications, substitutions and replacements thereto and thereof and “Pledge Agreements” means collectively, all such Pledge Agreements.

4. Section 6.13 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

6.13 Dissolution of Certain Subsidiaries.

Not later than February 9, 2005, commence, or cause to be commenced, dissolution proceedings with respect to each of the following entities: (i) Pittsburg Aluminum, Inc., a Kansas corporation, (ii) IMCO Operations Services Company, a Delaware corporation, (iii) Greencycle Holdings, LLC, a Delaware limited liability company, and (iv) Zer0waste, Inc., a Delaware corporation and such entities shall be dissolved in accordance with such proceedings.

5. The following schedules to the Credit Agreement are hereby deleted in their entirety and in their stead are inserted the schedules attached hereto as Exhibit “B”: (i) Schedule 1.2; (ii) Schedule 4.15(c); (iii) Schedule 5.2(a); (iv) Schedule 5.2(b); (v) Schedule 5.4; (vi) Schedule 5.6; (vii) Schedule 5.8(b); and (viii) Schedule 5.14.

6. Exhibit 2.1(a) to the Credit Agreement is hereby deleted in its entirety and in its stead is inserted Exhibit 2.1(a) attached hereto.

7. Exhibit 2.16(d) to the Credit Agreement is hereby deleted in its entirety and in its stead is inserted Exhibit 2.16(d) attached hereto.

8. The provisions of Section 2 through 7 of this Second Amendment shall not become effective until the Administrative Agent has received the following, each in form and substance acceptable to the Administrative Agent:

(a)	this Second Amendment, duly executed by each Loan Party and the Required Lenders;

(b)	the documents and conditions listed in the Preliminary Closing Agenda set forth on Exhibit A attached hereto and made a part hereof;

(c)	such other documents as may be reasonably requested by the Administrative Agent.

9. The Loan Parties hereby reconfirm and reaffirm all representations and warranties, agreements and covenants made by and pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement or as set forth in this Second Amendment or the exhibits attached hereto, and except any such representations or warranties made as of a specific date or time, which shall have been true and correct in all material respects as of such date or time.

10. The Loan Parties acknowledge and agree that each and every document, instrument or agreement which at any time has secured payment of the Obligations including, but not limited to, the Credit Agreement and the Pledge Agreements, continue to secure prompt payment when due of the Obligations.

11. The Loan Parties hereby represent and warrant to the Lenders and the Administrative Agent that (i) the Loan Parties have the legal power and authority to execute and deliver this Second Amendment; (ii) the officers of the Loan Parties executing this Second Amendment have been duly authorized to execute and deliver the same and bind the Loan Parties with respect to the provisions hereof; (iii) the execution and delivery hereof by the Loan Parties and the performance and observance by the Loan Parties of the provisions hereof and of the Credit Agreement and all documents executed or to be executed therewith, do not violate or conflict with the organizational documents of the Loan Parties or any law applicable to the Loan Parties or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Loan Parties and (iv) this Second Amendment, the Credit Agreement and the documents executed or to be executed by the Loan Parties in connection herewith or therewith constitute valid and binding obligations of the Loan Parties in every respect, enforceable in accordance with their respective terms.

12. The Loan Parties represent and warrant that (i) no Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this Second Amendment or the performance or observance of any provision hereof; and (ii) they presently have no claims or actions of any kind at law or in equity against the Lenders or the Administrative Agent arising out of or in any way relating to the Credit Agreement or the Other Documents.

13. Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

14. The agreements contained in this Second Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. This Second Amendment amends the Credit Agreement and is not a novation thereof.

15. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed,

shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

16. This Second Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the State of New York without regard to the principles or the conflicts thereof. The Loan Parties hereby consent to the jurisdiction and venue of any federal or state court located in the County of New York, State of New York with respect to any suit arising out of or mentioning this Second Amendment.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, have caused this Second Amendment to be duly executed by their duly authorized officers on the day and year first above written.

BORROWERS:

ATTEST/WITNESS	ALERIS INTERNATIONAL, INC.

By:	By:

Name:	Name:

Title:	Title:

ATTEST/WITNESS

IMCO INVESTMENT COMPANY

IMCO RECYCLING OF INDIANA INC.

IMCO ENERGY CORP.

IMCO RECYCLING OF ILLINOIS INC.

ALCHEM ALUMINUM, INC.

INTERAMERICAN ZINC, INC.

IMCO RECYCLING OF CALIFORNIA, INC.

IMCO INTERNATIONAL, INC.

IMCO RECYCLING OF OHIO INC.

IMSAMET, INC.

IMCO RECYCLING OF IDAHO INC.

IMCO RECYCLING OF UTAH INC.

ROCK CREEK ALUMINUM, INC.

U.S. ZINC CORPORATION

GULF REDUCTION CORPORATION

MIDWEST ZINC CORPORATION

METALCHEM, INC.

U.S. ZINC EXPORT CORPORATION

ALCHEM ALUMINUM SHELBYVILLE INC.

INDIANA ALUMINUM INC.

IMCO RECYCLING SERVICES COMPANY

WESTERN ZINC CORPORATION
By:

Name:	By:

Title:	Name:

	Title:	of each of the above-named entities

IMCO MANAGEMENT PARTNERSHIP L.P.

ATTEST/WITNESS	By:	IMCO Recycling Inc., its General Partner

By:	By:

Name:	Name:

Title:	Title:

IMCO RECYCLING OF MICHIGAN L.L.C.

ATTEST/WITNESS	By:	IMCO Recycling Inc., its Manager

By:	By:

Name:	Name:

Title:	Title:

IMCO INDIANA PARTNERSHIP L.P.

ATTEST/WITNESS	By:	IMCO Energy Corp., its General Partner

By:	By:

Name:	Name:

Title:	Title:

ATTEST/WITNESS	COMMONWEALTH INDUSTRIES, INC.

By:	By:

Name:	Name:

Title:	Title:

ATTEST/WITNESS	CI HOLDINGS, LLC

By:	By:	Commonwealth Industries, Inc., its Sole Member

Name:		By:

Title:		Name:

Title:

ATTEST/WITNESS	CA LEWISPORT, LLC

By:	By:	Commonwealth Industries, Inc., its Sole Member

Name:		By:

Title:		Name:

Title:

ATTEST/WITNESS	COMMONWEALTH ALUMINUM CONCAST, INC.

By:	By:

Name:	Name:

Title:	Title:

ATTEST/WITNESS	COMMONWEALTH ALUMINUM SALES CORPORATION

By:	By:

Name:	Name:

Title:	Title:

ATTEST/WITNESS	COMMONWEALTH ALUMINUM LEWISPORT, LLC

By:	By:	CA Lewisport, LLC, its Managing Member

Name:	By:	Commonwealth Industries, Inc., its Sole Member

Title:		By:

Name:

Title:

ATTEST/WITNESS	COMMONWEALTH ALUMINUM, LLC

	By:	Commonwealth Aluminum Concast, Inc., its Sole Member

By:		By:

Name:		Name:

Title:		Title:

ATTEST/WITNESS	COMMONWEALTH ALUMINUM METALS, LLC

	By:	Commonwealth Aluminum Lewisport, LLC, its Sole Member

	By:	CA Lewisport, LLC, its Managing Member

	By:	Commonwealth Industries, Inc., its Sole Member

By:		By:

Name:		Name:

Title:		Title:

ATTEST/WITNESS	SILVER FOX HOLDING COMPANY

By:	By:

Name:	Name:

Title:	Title:

COMMONWEALTH ALUMINUM TUBE ENTERPRISES, LLC

ATTEST/WITNESS	By:	Commonwealth Aluminum Concast, Inc., its Sole Member

By:	By:

Name:	Name:

Title:	Title:

Administrative Agent and Lenders:

PNC Bank, National Association, as Lender and as Administrative Agent

By:

Name:

Title:

Citicorp USA, Inc.

By:

Name:

Title:

Deutsche Bank Trust Company Americas

By:

Name:

Title:

National City Business Credit, Inc.

By:

Name:

Title:

Key Bank National Association

By:

Name:

Title:

LaSalle Business Credit, LLC

By:

Name:

Title:

Wachovia Bank, National Association

By:

Name:

Title:

Allied Irish Banks plc

By:

Name:

Title:

JPMorgan Chase Bank, N.A.

By:

Name:

Title:

The CIT Group/Business Credit, Inc.

By:

Name:

Title:

Wells Fargo Foothill, LLC

By:

Name:

Title:

General Electric Capital Corporation

By:

Name:

Title:

HSBC Business Credit (USA) Inc.

By:

Name:

Title:

Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.

By:

Name:

Title:

US Bank, National Association

By:

Name:

Title:

Fifth Third Bank

By:

Name:

Title:

Webster Business Credit Corporation

By:

Name:

Title: